Exhibit 99.1

HELMERICH & PAYNE, INC. Credit Suisse 24th Annual Energy Summit February 11-12, 2019 Data as of 1/29/2019 unless otherwise noted.

Forward-Looking Statements 2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, market share, income, effective tax rate, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 in the sections entitled "Risk Factors“ and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at https://www.hpinc.com/. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Market and Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the company's position and the position of its competitors within this industry, are based on the company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation.

3 H&P Investment Thesis Industry Leader in U.S. Land Drilling FlexRig® Fleet Poised for Continued Market Share Gains Most Capable and Uniform Fleet Outperformed OSX in 8 Out of Last 10* Years Consistent Operational Excellence (Safety, Customer Satisfaction, Reliability) Financial Position and Strength Technology and Innovation Leader Financial Discipline Invest capital wisely Returns above cost of capital Investments in Super-SpecTM FlexRig upgrades very attractive Maintain flexible balance sheet Return cash to shareholders Dividend 47 Years of Increasing Dividends Strong Yield * Source: Bloomberg, based on annual performance of H&P stock compared to the annual performance of the OSX index.

4 H&P Today Founded in 1920, H&P is the industry’s most trusted drilling partner. Committed to operational excellence and conservative financial discipline, H&P is the recognized industry leader in drilling as well as technological innovation. We are a global drilling company based in Tulsa, OK with operations in all major U.S. onshore basins as well as in South America and the Middle East H&P operates in 4 segments (% of Revenue): Our unique integrated business model (designing, building/upgrading and operating fleet) provides the best value solution for customers Technology acquisitions provide improved wellbore quality and accuracy to meet the challenges of more complex wells Debt-to-cap ~ 10%; Dividend yld ~ 5% U.S. Land - 84%; market leader, poised for continued growth International Land - 9%; opportunistic growth Offshore - 5%; cash flow generator H&P Technology - 1%; enhancing value proposition, early growth stage

5 Today’s Focus Points H&P’s Winning Strategy Execute as the dominant U.S. land driller Grow international business opportunistically Maintain cash flow generating offshore exposure Continue to lead industry in technology and innovation bringing value to customers Maintain and build upon a solid financial foundation Adapt to changing market conditions

6 H&P Global Rig Fleet See description of “super-spec” rig later in the slide deck. 10 of 25 FlexRigs, included in the international fleet of 32 rigs, are under long-term contracts, which have greater than or equal to 180 days remaining. Four of the 15 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. Rigs Rigs % Available Contracted Contracted U.S. Land 350 238 68% AC Drive FlexRigs 348 238 68% Super-spec(1) 225 213 95% Upgradeable 52 16 31% Other 71 9 13% 3,000 hp SCR Rigs 2 0 0% Offshore 8 6 75% International Land(2) 32 18 56% Argentina(3) 19 15 79% Bahrain 3 1 33% Colombia 8 2 25% U.A.E 2 0 0% Total Fleet 390 262 67%

7 Competitive Benefits of Uniform Fleet Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology Uniform fleet is critical in increasingly complex basins providing consistent and reliable operations Uniform fleet has greater scale than any competitor; ability to upgrade and deploy a total of 277 super-spec FlexRigs in a capital-efficient way without the need to over invest Uniform fleet is efficient and cost advantageous Crew training and rotation Parts and supplies - standardized and readily available Ability to anticipate, identify, control and remove exposures Minimal downtime for super-spec upgrades, which improves drilling performance and provides higher quality wellbores (7500 psi, 3rd pumps, rack back capacity, etc.) Center of Excellence provides 24/7 monitoring of rig operations Uniform fleet supported by H&P-owned supply chain that provides standardized materials directly to rigs

# Differentiated from Land Drilling Peers

- Leading U.S. market share with significant growth trajectory
  - Approximately **22%*** of U.S. land fleet, **over 40%*** of super-spec fleet, and **~60%*** of idle upgradeable rigs
- Distinctively situated as the incremental supplier of super-spec rigs
  - **Leveraging position** in terms of super-spec supply and pricing
- Uniquely positioned to provide E&P companies the rig of choice – **"The Right Rig"**
- Uniform design of **FlexRig** fleet
  - Low upgrade/build cost
  - Fungible workforce
  - Lower maintenance cost and superior uptime
  - Safety leadership
  - Standardized **FlexRig** operating system provides a digital platform
- **Leading technology solutions** for wellbore quality and placement
  - Technological-based subsidiaries providing value to customers and are available to all regardless of drilling contractor used
- Most AC drive experience with people, systems and support structures in place to drive high performance and reliability



* Source: RigData, Company Filings

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9 Dominant U.S. Land Driller As of January 2019 (~1,130 Active Rigs in U.S. Land) Source: RigData. The drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. 0% 6% 12% 18% 24% HP PTEN NBR PDS Estimated Market Share

10 Leading U.S. Unconventional Driller 8 7 7 124 38 12 30 5 7 Leading market share in the 3 most active U.S. basins Market share evidence of strong customer demand for H&P FlexRigs Broad exposure to U.S. unconventional basins Well positioned and able to quickly respond to changes in basin demand Resource Play (# Rigs, Market Share) (124,24%) * Source: RigData, Company Filings (38,39%) (30,26%) (8,13%) (12,13%) (5,24%) (7,12%) (7,85%) (7,13%) Permian Eagle Ford Woodford Bakken Haynesville Utica Niobrara Piceance Marcellus

# H&P Leads in U.S. Land AC Drive Rigs

## With 1,500hp Drawworks & 750,000 lb. Hookload



Number of AC Rigs in U.S. with 1,500 hp Drawworks & 750k lbs. Mast Hookload*
320
280
240
200
160
120
80
40
0
Idle
Active
January 2019 activity (all U.S. land rigs)
2014 peak activity (all U.S. land rigs)
HP
PTEN
NBR
PDS
All Others**
AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of fourth quarter announcements of calendar 2018)

- **H&P** has a higher quality of earnings with a greater number of super-spec rigs that are in demand
- Unmatched competitive edge – super-spec and upgradeable rig fleet ready to meet 2014 peak levels
- Erosion of peak earnings power from peer group is pronounced
- Capital stewardship evident over time with **H&P** making better investments in its fleet
  - Percentage of U.S. land rig fleet*** written off since 2014:
    - PTEN ~ 58%
    - NBR ~ 33%
    - PDS ~ 15%
    - HP ~ 10%

* The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings.
** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS.
*** Relates to legacy mechanical and SCR rigs - Source: Company Filings

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# Super-Spec and Upgradable Utilization

## Super-Spec Specifications

- AC drive
- 1,500 hp drawworks
- 750,000 lb hookload rating
- 7,500 psi mud circulating system
- Multiple-well pad capable
- Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc. may also be included to meet customer requirements

## Industry Super-Spec Utilization



Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks And 750k lb. Hookload
700
600
500
400
300
200
100
0
Idle
Active
96% Utilization
61% Utilization
88% Utilization
H&P ~ 60%
H&P ~ 40%
Super-Spec*
Super-Spec Upgradable*
Total
January 2019

* AC drive FlexRigs with 1,500 hp drawworks and 750,000lb hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as "Super-Spec Upgradable") can be upgraded to include these two capabilities.
Source: The above estimates corresponding to "Super-Spec" rig count are derived from multiple sources including RigData

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# Super-Spec Upgrade Program



H&P's Super-Spec Rigs
225
200
175
150
125
100
75
50
25
0
2015
2016
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
QTD
Newbuild super-spec FlexRigs
Incremental super-spec upgrade during quarter
Cumulative super-spec upgraded rigs

- **H&P** investing capital to grow the fleet size of its super-spec rigs faster and larger than competitors
- **Over 40%** super-spec market share
- Most upgradeable rigs available at **low-cost**

## Upgrades Generate High Returns

- Skidding Upgrade:
  - Cost of upgrade ~ $2-$3 million
  - Roughly 33% of upgrades in fiscal 2019
  - Full after-tax payback 12 to 18 months
- Walking Upgrade/Conversion:
  - Cost of upgrade ~ $8 million
  - Roughly 67% of upgrades in fiscal 2019
  - Full after-tax payback 24 to 30 months

Source: RigData and Company Data. * Data as of 1/29/2019

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# Family of Solutions™
## Commercialization of FlexApp™ Services



FlexGuide
FlexServices
FlexTorque
FlexConnect
FlexOscillator 2.0
FlexB2D
FlexDrill
FlexRig

**Customers can choose any, combination of, or all of these new software applications that layer on top of our FlexRig digital control systems.**

### FlexApps:

- **FlexTorque™** hardware and software offers less drilling vibration, lowers cost and yields more wells for higher reserves and production.
- **FlexConnect™** software optimizes slip-to-slip connection time, reduces flat time and improves well control.
- **FlexOscillator 2.0™** rig control software automates drill string rotation, reduces drag and decreases costly incidents of stuck pipe.
- **FlexB2D™** improves efficiency and connection times while also maximizing bit/BHA life.
- **FlexDrill 1.0™** maximizes ROP while drilling to automate the e-driller to achieve the ideal mechanical specific energy (MSE) at the bit.
- **FlexGuide™** combines key performance metrics in one service that reduces risk, lowers total costs of operations and accelerates the well program.

### FlexServices™:

- Trucking
- Surface equipment
- Casing running tool services
- Pipe rental

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15 Opportunistic International Growth Important line of business for H&P 7% of company’s total active rig count Adds diversification, long-term contracting and growth opportunities, especially with unconventional shale growth International business has historically had a different value proposition/contracting environment compared to U.S. Activity tends to lag U.S. market Maintain financial discipline in order to provide highest level of value to H&P shareholders Expect long-term contracts with dayrates commensurate with costs/risks South America and Middle East South American opportunities include Argentina and Colombia with Argentina having the most near-term possibilities H&P has approximately 20%* of the active rigs in Argentina Middle East opportunities developing FlexRigs could redeploy internationally Unconventional Drilling Expansion H&P is well positioned to take its unconventional drilling industry leadership and technology internationally * Source: TPH, Raymond James, Spears & Associates, Baker Hughes Rig Data, Company Data

16 Established Offshore Business Legacy business for H&P Drilling offshore since 1968 Assets consist of platform drilling rigs Today requires relatively little capex Yields free cash flow supporting other segments Long operational track record Niche business line in the Gulf of Mexico with few competitors Maintain utilization and cash flows

17 Extracting Higher Value from Shale Assets Wellbore Quality & Accuracy MOTIVE and MagVAR acquisitions create a powerful platform and compelling value opportunity for E&P companies Offers flexibility for E&Ps to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling Priced separately from rig dayrate MOTIVE drills higher quality wellbores with a scalable, repeatable, data driven platform approach MagVAR increases surveying accuracy by 50-60%, increases horizontal well economics while reducing risk MOTIVE and MagVAR remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used

18 MOTIVE Drilling Technologies MOTIVE is the industry leader in the use of cognitive computing to guide the directional drilling process. MOTIVE has commercially drilled over 10 million feet across all of the major U.S. shale plays and Canada and has been issued 15 US Patents. Today Motive operates on both H&P FlexRigs and competitor rigs. The Motive Bit Guidance System™ is a directional drilling automation platform that: Drills with a higher degree of factory-like consistency by using task automation and providing turn by turn instructions Drills better wells more efficiently by using all available data in real-time Reduces lifting costs by delivering straighter wellbores Improves hydrocarbon production potential through better accuracy and less tortuous wellbores

19 Magnetic Variation Services MagVAR is a leading provider of measurement while drilling (“MWD”) geomagnetic referencing and survey quality management Real-time center serving active horizontal rigs drilling in North America Utilized by almost 60 E&P companies MagVAR’s services: Correct for MWD measurement errors Align drilling objectives of no well collisions with asset objectives of placing wells in optimal position Reduces the uncertainty of well positioning Unconventional Drilling - Why Surveying Accuracy Matters With MagVAR Optimal Spacing Without MagVAR Survey Error Leads to Inaccuracy Frac Collisions Stranded Hydrocarbon Pay zone illustration courtesy of Pioneer Natural Resources

# H&P FlexRig AutoSlide℠
## The Next Evolutionary Step in Drilling Automation

- Standardizes highest quality well paths by providing automated and optimized slide execution with no human dependency
- Searches for optimal parameters in real-time to increase ROP and accuracy
- Adapts to different downhole formations and tools dynamically
- Uses machine learning and automation to interface with **FlexRig** control systems to perform slide drilling automatically via computer control (vs. traditional human control)
- Follows instructions provided by Motive's Bit Guidance System
- Early field trials **outperform** very experienced directional drillers
- While the Motive Bit Guidance System can be used on all rigs, **AutoSlide** is only available with **FlexRigs**


Speeding
Steering
Current Toolface vs Target Toolface
On Bottom
Target TF
2.09
TF Score
87.00
9.18
55.95
94.30

**Coupling the acquisitions of Motive and MagVAR with H&P's FlexRig digital platform and R&D effort leads to a transformative drilling process for our Customers. Our new AutoSlide technology is yet another step forward in our Value Driven Automation™ strategy.**

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21 Strong Financial Foundation & Returns Total-Debt-to-Total-Capitalization Ratio1 Dividends Paid (Fiscal 2008 – Current) Solid balance sheet stewardship with lowest debt load among peers Free cash flow available to both invest and return to shareholders 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Source: Company Filings. Total-Debt-to-Total Capitalization and Dividends are as of September 30, 2018. 2. Ratings by Standard & Poor’s and Moody’s, respectively.

22 Strong Term Backlog Term Contract Status – H&P Global Fleet U.S. Land Term Contract Revenues Source: Company Filings. Term Contract Status and U.S. Land Term Contract Revenues are as of January 29, 2019.

23 Drilling Market Conditions Recent lack of clear direction in crude prices injected an amount of uncertainty into E&Ps’ plans Important to be adaptable in volatile markets H&P responded and reduced budgeted capex by more than 20% Even as U.S. E&Ps practice more disciplined capital strategies, the super-spec rig market remains tight Super-spec rig market utilization expected to be over 90% Leading-edge super-spec FlexRig pricing in the mid $20k/day range, and is expected to remain firm Average FlexRig spot pricing is roughly $23k/day Wellbore quality and placement technologies continue to push the innovation frontier

24 Why H&P? U.S. Land industry leader with dominant position poised for future gains Stock performance supported by operational excellence, financial strength and technological innovations Fiscal discipline leads to superior returns, strong balance sheet and ability to return cash to shareholders Commitment to dividend with a superior yield relative to peers and the S&P 500 average

Thank you for your interest in H&P. Our stock is traded on the NYSE, ticker symbol - HP For more information please visit our website at www.hpinc.com or contact: Dave Wilson, CFA, CPA Director of Investor Relations 918-588-5190, investor.relations@hpinc.com Helmerich & Payne, Inc.